SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement


                         GUARDIAN INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

   1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

   5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

---------------------

   2)  Form, Schedule or Registration Statement No.:

---------------------

   3)  Filing Party:

---------------------

   4)  Date Filed:

---------------------

           THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE
                           MANAGEMENT OF THE COMPANY.

                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                             INFORMATION STATEMENT
                               TO STOCKHOLDERS
                                      OF
                         GUARDIAN INTERNATIONAL, INC.
                           3880 North 28th Terrace
                           Hollywood, Florida 33020

                               October 21, 1997

                                    GENERAL

      This Information Statement is furnished by the Board of Directors of Guardian International, Inc., a Nevada corporation (the "Company"), to inform the stockholders of the Company of the approval of certain corporate actions. This Information Statement will be mailed on or after November 1, 1997 to holders of record of Class A Voting Common Stock, par value $.001 per share (the "Class A Common Stock") and to the sole holder of all of the outstanding Class B Nonvoting Common Stock, par value $.001 per share (the "Class B Common Stock"), of the Company as of the record date. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October 14, 1997 (the "Record Date"). On that date, the Company had outstanding and entitled to vote 6,496,804 shares of Class A Common Stock and 484,035 shares of Class B Common Stock.

      Specifically, this Information Statement relates to the following corporate actions (hereinafter referred to as the "Amendments"):

            1. Stockholders' approval of an amendment to the Company's Articles of Incorporation authorizing the Company to issue 30,000,000 shares of blank-check preferred stock (the "Preferred Stock").

            2. Stockholders' approval of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Class B Common Stock to 1,000,000 shares from 484,035 shares.

                               APPROVAL REQUIRED

       The affirmative vote of a majority of the outstanding Class A Common Stock and the affirmative vote of a majority of the outstanding shares of Class B Common Stock (voting as a separate class) are required to approve each of the Amendments. The necessary majority vote was obtained during October 1997 and no additional votes will therefore be required.

      Stockholders are urged to carefully review this Information Statement and the attachments hereto.

                   AMENDMENTS TO ARTICLES OF INCORPORATION

      On October 14, 1997, a special independent committee of the Board of Directors of the Company (the "Committee") adopted at a special meeting a proposal declaring the Amendments advisable. On October 14, 1997, the full Board of Directors of the Company (the "Board") adopted at a special meeting the proposed recommendation of the Committee. On October 15, 1997, Harold Ginsburg, Sheilah Ginsburg, Richard Ginsburg and Rhonda Ginsburg (the "Majority Stockholders"), as the beneficial owners, as of the Record Date, of an aggregate of 3,565,557 shares of Class A Common Stock (or approximately 54.88% of the 6,496,804 shares of Class A Common Stock entitled to vote on the Amendments and approximately 51.08% of the sum of 6,980,389 shares of Class A Common Stock entitled to vote on the Amendments and the 484,035 shares of Class B Common Stock presently convertible to Class A Common Stock) adopted the Amendments by written consent in lieu of a meeting. See "Voting Securities and Principal Holders Thereof." On October 15, 1997, Heller Financial, Inc. ("Heller"), the Company's primary lender, as the sole holder of all of the outstanding shares of Class B Common Stock, consented in writing without a meeting to the Amendments. As a result, the Amendments were approved by the majority vote required by law and no additional votes will therefore be required.

      The Amendments will become effective upon the filing of the Certificate of Amendment to the Articles of Incorporation and the Certificate of Designations with the Secretary of State of the State of Nevada (collectively, the "Articles of Amendment"). It is anticipated that the filing will take place on or about November 20, 1997. See "Investment from Westar Capital, Inc." for a description of the terms of the Certificate of Designations. A copy of the form of the Certificate of Amendment is attached hereto as Attachment A, and a copy of the Certificate of Designations is attached hereto as Attachment B.

               AMENDMENT TO AUTHORIZE BLANK-CHECK PREFERRED STOCK

      The Board, the Majority Stockholders and Heller have approved the amendment to the Company's Articles of Incorporation (the "Preferred Stock Amendment") which authorizes 30,000,000 shares of "blank-check" preferred stock (the "Preferred Stock"), issuable in one or more series. The term "blank-check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional rights, voting rights (subject to the limitations described below), qualifications, limitations or restrictions thereof, or other rights, are determined by the Board.

      Prior to the approval and filing of the Preferred Stock Amendment, the Company has not been authorized to issue preferred stock. Under the Preferred Stock Amendment, the Board may authorize the issuance, at any time and from time to time, of one or more series of Preferred Stock, subject to applicable law. The authority to issue Preferred Stock will permit the Company to consider financings, acquisitions or other transactions which may require the issuance of shares of Preferred Stock. See "Investment from Westar Capital, Inc." In addition, the Board may determine all designations, preferences, conversion rights, cumulative relative, participating optional rights, voting rights (subject to the limitations described below), qualifications, limitations or restrictions thereof, or other rights of such Preferred Stock, including but not limited to the following: designation of series and number of shares; dividend rights; rights upon liquidation or distribution of assets of the Company; and redemption and sinking fund provisions, if any; provided that the holders of shares of Preferred Stock will not be entitled to more than one vote per share, when voting as a class with holders of shares of capital stock generally, and will not be entitled to vote separately as a class except where such class or series of Preferred Stock is permitted to do so by law.

      The Board is required to make any determination to issues shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the stockholders and the Company. The Board could issue shares of Preferred Stock that could, depending on the terms of such series of shares, make more difficult an attempt to obtain control of the Company by merger, tender offer, proxy contest or other means. The issuance of Preferred Stock could have the effect of discouraging unsolicited takeover attempts.

      Issuance of the Preferred Stock by the Board would adversely affect the rights of the holders of Common Stock. For example, such issuance would result in a class of securities outstanding which has preferences with respect to dividends and in liquidation over the Common Stock and may vote as a class on certain matters, and will (upon conversion or otherwise) enjoy all of the rights appurtenant to Common Stock. See "Investment from Westar Capital, Inc."

INVESTMENT FROM WESTAR CAPITAL, INC.

      The Company executed a Stock Subscription Agreement, dated as of October 14, 1997 (the "Subscription Agreement"), with Westar Capital, Inc., a
Kansas corporation and wholly-owned subsidiary of Western Resources, Inc. ("Westar"), pursuant to which Westar (i) purchased 2,500,000 shares (the "Common Shares") of Class A Common Stock at a purchase price of $1.50 per share for a total investment of $3,750,000, and (ii) agreed to purchase, on the date on which the Articles of Amendment authorizing the Preferred Stock is filed with the Nevada Secretary of State, 1,875,000 shares (the "Preferred Shares") of the first series of

Preferred Stock, designated as the "Series A 9 3/4% Convertible Cumulative Preferred Stock, par value $.001 per share" (the "Series A Preferred Stock") at a purchase price of $2.00 per share for a total investment of $3,750,000. The Common Shares and Preferred Shares will represent 37.43% of the outstanding equity securities of the Company on a "fully diluted basis" (12,463,746 shares) upon filing the Articles of Amendment with the Nevada Secretary of State. The term "fully diluted basis," at any date as of which the number of shares is to be determined, includes (a) all outstanding shares of capital stock and (b) the maximum number of shares of capital stock issuable pursuant to (i) warrants, options and other rights to purchase securities or (ii) securities convertible into shares of capital stock outstanding on such date.

      The investment banking firm of Raymond James & Associates, Inc. has rendered a fairness opinion, dated as of October 21, 1997, attached hereto as Attachment C, stating that the terms and conditions contained in the Subscription Agreement are fair, from a financial point of view, to the existing stockholders of the Company.

      A summary description of the Series A Preferred Stock follows. The description is qualified in its entirety by the terms of the Certificate of Designations.

DESIGNATION AND RANK

      The Board has authorized the issuance of 1,875,000 shares of the first series of the Preferred Stock designated as "Series A 9 3/4% Convertible Cumulative Preferred Stock, par value $.001 per share," which will be senior to all equity, including the Common Stock, of the Company as to dividends and upon liquidation. See "Amendment to Authorize Issuance of Additional Class B Common Stock" for a description of the Class B Common Stock.

DIVIDENDS

      The holders of the Series A Preferred Stock, in preference to the holders of Common Stock and any other class or classes of stock of the Company ranking junior in rights and preferences to the Series A Preferred Stock as to payment of dividends and other distributions, shall be entitled to receive, but only out of any funds legally available for the declaration of dividends, cumulative, preferential dividends at the annual rate of 9 3/4%, payable as follows:

      (a) Series A Preferred Stock dividends (the "Dividends") shall commence to accrue on the shares of Preferred Stock and be cumulative from and after the date of issuance of such shares of Series A Preferred Stock and shall be deemed to accumulate and accrue thereafter.

      (b) The Dividends shall be payable to the holders of the Series A Preferred Stock quarterly at the Company's option in cash or in additional shares of Series A Preferred Stock ("Dividend Preferred Shares") during the first two years after the date of issuance of such shares of Series A Preferred Stock. Thereafter, Dividends shall be paid quarterly in cash.

REDEMPTION

      The Series A Preferred Stock shall not be redeemable by the Company.

VOTING RIGHTS

      The holders of Series A Preferred Stock shall be entitled to vote with the Common Stock on all matters required or permitted to be submitted to the stockholders of the Company for their approval, but not as a separate class, and shall have such other voting rights as specifically provided by Nevada law. Each issued and outstanding share of the Series A Preferred Stock shall have one vote. Under certain circumstances, the vote of the holders of Series A Preferred Stock as a class to approve certain matters may be required by applicable law.

SPECIAL VOTING RIGHTS

      (a) ELECTION OF DIRECTORS. Upon the failure of the Company to pay quarterly Dividends for any four quarters (a "Default Event") and for the duration of the Default Period (hereafter defined), the holders of the Series A Preferred Stock, in addition to any other voting rights they may have herein or by law, shall be entitled to vote (voting as a class by a majority of the outstanding shares thereof) for the election to the Board of Directors of such number of members thereof as equals at any given time a majority of the number of members of the Board of Directors.

      (b) EXPIRATION OF RIGHT. Upon termination of the Default Period, the special voting rights of the holders of the Series A Preferred Stock provided hereunder shall be immediately divested, but always subject to the recurrence of such right in the holders of the Series A Preferred Stock upon the occurrence of any subsequent Default Event.

      (c) DEFAULT PERIOD. For purposes hereof, "Default Period" means a period commencing on the date a Default Event occurs and ending upon the payment of the next quarterly Dividend in full.

LIQUIDATION

      (a) The Series A Preferred Stock shall be preferred upon liquidation over the Common Stock and any other class or classes of stock of the Company ranking junior in rights and preferences to the Series A Preferred Stock upon liquidation. Holders of shares of Series A Preferred Stock shall be entitled to be paid, after full payment is made on any stock ranking prior to the Series A Preferred Stock as to rights and preferences (but before any distribution is made to the holders of the Common Stock and such junior stock), the stated liquidation value of the Series A Preferred Stock set forth in (b) below upon the voluntary or involuntary dissolution, liquidation or winding up of the Company (a "Liquidation").

      (b) The amount payable on each share of Series A Preferred Stock in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $2.00 per share.

      (c) Upon Liquidation, if the net assets of the Company are insufficient to permit the payment in full of the amounts to which the holders of all outstanding shares of Series A Preferred Stock are entitled as provided above, the entire net assets of the Company remaining (after full payment is made on any stock ranking prior to the Series A Preferred Stock as to rights and preferences) shall be distributed among the holders of shares of Series A Preferred Stock in amounts proportionate to the full preferential amounts and holders of shares of preferred stock ranking in parity with the Series A Preferred Stock as to rights and preferences to which they are respectively entitled.

      (d) The right to preferential liquidation rights shall be immediately terminated upon conversion of the Series A Preferred Stock into Common Stock.

CONVERSION PRIVILEGES

      (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall be convertible at any time at the option of the holder thereof, upon surrender to the Company of the certificate or certificates evidencing the shares so to be converted, into one fully paid and nonassessable share of Class A Common Stock.

      (b) Subject to the provisions for adjustment hereinafter set forth, the Series A Preferred Stock must be converted to Class A Common Stock:

            (i) upon a secondary public offering by the Company of at least 2,500,000 shares of Class A Common Stock at not less than $2.00 per share; or

            (ii) if, at any time after two years from the date of issuance of the Series A Preferred Stock, the Class A Common Stock trades above $3.00 per share for 20 consecutive trading days.

      (c) The number of shares of Class A Common Stock into which an issued and outstanding share of Series A Preferred Stock is convertible shall be subject to adjustment from time to time if the Company shall at any time (A) declare a dividend on the Class A Common Stock in shares of its Class A Common Stock, (B) split or subdivide the outstanding Class A Common Stock or (C) combine the outstanding Class A Common Stock into a smaller number of shares. No adjustment in the number of shares of Class A Common Stock issuable upon conversion of a share of Series A Preferred Stock shall be required unless such adjustment would require an increase or decrease in the aggregate number of shares of Class A Common Stock so issuable of at least 100 shares.

      (d) In the event of any capital reorganization of the Company, or of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Class A Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each share of Series A Preferred Stock shall after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be convertible upon the terms and conditions specified herein, for the number of shares of stock or other securities or assets to which a holder of the number of shares of Class A Common Stock into which a share of Series A Preferred Stock is then convertible (at the time of such capital reorganization, reclassification of Class A Common Stock, consolidation, merger or sale) would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume by written instrument, the obligation to deliver to the holder of each share of Series A Preferred Stock the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such holder may be entitled upon conversion of such Series A Preferred Stock and effective provisions are made in the Articles or Certificate of Incorporation of such successor or transferee corporation providing for conversion privileges relating to the Series A Preferred Stock equivalent to those set forth herein.

      (e) If any question at any time arises with respect to the number of shares of Class A Common Stock into which a share of Series A Preferred Stock is convertible following any adjustment, such question shall be determined by agreement between the holders of a majority of the outstanding shares of Series A Preferred Stock and the Company or, in the absence of such an agreement by an independent investment banking firm or an independent appraiser (in either case the cost of which engagement will be borne by the Company) reasonably acceptable to the Company and the holders of a majority of outstanding shares of Series A Preferred Stock and such determination shall be binding upon the Company and the holders of the Series A Preferred Stock.

      (f) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue shares of Class A Common Stock upon the conversion of the Series A Preferred Stock, the number of shares of Class A Common Stock deliverable upon conversion of the Series A Preferred Stock.

TERMS OF THE STOCKHOLDERS AGREEMENT

      In connection with the Subscription Agreement, the Majority Stockholders, Westar (collectively, the "Stockholders") and the Company executed a Stockholders Agreement, dated as of October 21, 1997 (the "Stockholders Agreement") for the purposes, among others, of assuring continuity in the management and ownership of the Company and limiting the manner and terms by which the shares held by the Stockholders may be transferred. Under the terms of the Stockholders Agreement, Westar will limit its ownership of Common Stock to 45% of the outstanding shares of the Class A Common Stock on a fully diluted basis for a period of five years from the purchase of the Common Shares (October 21, 1997) unless Westar receives the Company's permission to exceed such limit.

      Pursuant to the terms of the Stockholders Agreement, Westar has the following rights:

      (a) Preemptive rights to purchase its pro rata share of any equity offerings of the Company on the same terms, but only if such offerings (individually or in the aggregate) would reduce Westar's percentage ownership of the Company's outstanding equity securities to less than 35%, on a fully diluted basis;

      (b) Tag-along rights (on a pro rata basis) if the Majority Stockholders effect a sale or other transfer of more than half of their Common Stock holdings; and

      (c) A right to match any third-party cash offer for the purchase of 100% of the Common Stock or substantially all of the assets of the Company for a period of 30 days.

      Pursuant to the terms of the Stockholders Agreement, without the prior approval of Westar, the Company shall not (a) so long as shares of Series A Preferred Stock are outstanding, (i) issue securities on a parity with or senior to the Series A Preferred Stock as to dividends and liquidation rights or (ii) authorize or make any dividends or other distributions to the holders of Common Stock, and (b) so long as Westar or its affiliates own or control at least 15% of the outstanding equity securities of the Company, issue any equity securities senior to the Common Stock of the Company. In addition, if an independent committee of the Board recommends the acceptance of a bona fide third-party cash offer for the purchase of 100% of the Common Stock or substantially all of the assets of the Company, Westar agrees to vote in favor of the offer or to purchase the Common Stock not already owned by Westar on substantially the same terms and conditions of such offer.

      The terms of the Stockholders Agreement also prevent the Majority Stockholders and Westar (each party designated either the "Transferring Stockholder" or the "Other Stockholder," as the case may be) from effecting a private sale of its stock except in accordance with the following protocol: For 15 days, the Transferring Stockholder will negotiate for the sale of the stock exclusively with the Company, represented by an independent committee of the Board. If the Transferring Stockholder is unable to reach satisfactory terms for the sale of the stock with the Company, the Transferring Stockholder will negotiate exclusively with the Other Stockholder for an additional 30 days to sell the stock for a price not less than 105% of the price offered by the Company. If the Transferring Stockholder and the Other Stockholder are unable to agree to terms for the sale, the Transferring Stockholder is then free for an additional 120 days to sell to any third party for a price not less than 110% of the price offered by the Other Stockholder; provided, however, that Westar may transfer its equity securities at any time to an entity in which Westar, its parent or subsidiaries own or control 50% or more of the outstanding voting securities.

REGISTRATION RIGHTS AGREEMENT

      The Common Shares purchased by Westar (including Class A Common Stock issued upon conversion of the Preferred Shares and Dividend Preferred Shares) are not registered under the Securities Act of 1933, as amended. The Company and Westar have therefore entered into a Registration Rights Agreement granting Westar three demand registrations and unlimited piggyback registration rights with respect to the Common Shares (including Class A Common Stock issued upon conversion of the Preferred Shares).

       AMENDMENT TO AUTHORIZE ISSUANCE OF ADDITIONAL CLASS B COMMON STOCK

      The Board, the Majority Stockholders and Heller have approved an increase in the number of authorized shares of Class B Common Stock to 1,000,000 shares. The Company is currently authorized to issue 484,035 shares of Class B Common Stock. All the authorized shares of Class B Common Stock are currently issued and outstanding and held by Heller, the Company's primary lender, and are presently convertible to Class A Common Stock. Pursuant to a letter agreement between Heller and certain stockholders of the Company, dated as of August 8, 1996, Heller is entitled to receive an additional 150,000 shares of the newly authorized shares of Class B Common Stock. The remaining shares of the newly authorized Class B Common Stock will be available for use in any acquisition or other financing or upon the exercise of options, if granted.

VOTING RIGHTS

      The holders of Class A Common Stock are entitled to one (1) vote per share on all matters to be voted on by the Company's stockholders, and except as otherwise required by law, the holders of Class B Common Stock have no right to vote their shares of Class B Common Stock on any matters to be voted on by the Company's stockholders. Under certain circumstances, the vote of the holders of Class B Common Stock as a class to approve certain matters may be required by applicable law.

DIVIDENDS

      When and as dividends are declared thereon, whether payable in cash, property or securities of the corporation, the holders of Class A Common Stock and the holders of Class B Common Stock, after Dividends are paid to holders of the Series A Preferred Stock (see "Investment from Westar Capital, Inc."), are entitled to share ratably according to the number of shares of Class A Common Stock or Class B Common Stock held by them, in such dividends; provided, that if dividends are declared which are payable in shares of Class A Common Stock or Class B Common Stock, dividends will be declared which are payable at the same rate on both classes of common stock, and the dividends payable in shares of Class A Common Stock to holders of Class A Common Stock, and the dividends payable in shares of Class B Common Stock will be payable to the holders of Class B Common Stock.

CONVERSION OF CLASS B COMMON STOCK

      At any time and from time to time, each record holder of Class B Common Stock is entitled to convert any and all of the shares of such holder's Class B Common Stock into the same number of shares of Class A Common Stock at the holder's election, provided, that any holder of Class B Common Stock is only entitled to convert any share or shares of Class B Common Stock to the extent that after giving effect to such conversion such holder or its affiliates shall not directly or indirectly own, control or have power to vote a greater quantity of securities of any kind issued by the Company than such holder and its affiliates are permitted to own, control or have power to vote under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such holder and its affiliates.

      Each conversion of shares of Class B Common Stock into shares of Class A Common Stock will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Company at any time during normal business hours, together with a written notice by the holder of such Class B Common Stock stating that such holder desires to convert the shares, or a stated number of shares, of Class B Common Stock represented by such certificate or certificates into Class A Common Stock and a written undertaking that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Company than such holders and its affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, rule or other governmental requirement. Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common Stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class B Common Stock, upon such conversion, will be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

      Promptly after such surrender and the receipt of such written notice, the Company will issue and deliver in accordance with the surrendering holder's instructions (i) the certificate or certificates for the Class A Common Stock issuable upon such conversion and (ii) a certificate representing any Class B Common Stock which was represented by the certificate or certificates delivered to the Company in connection with such conversion but which was not converted.

      If the Company in any manner subdivides or combines the outstanding shares of one class of either Class A Common Stock or Class B Common Stock, the outstanding shares of the other class will be proportionately subdivided or combined.

      In the case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of, the Company (other than a subdivision or combination of shares of Class A Common Stock or Class B Common Stock into a greater or lesser number of shares (whether with or without par value) or a change in the par value of Class A Common Stock or Class B Common Stock or from par value to no par value) or in the case of, and as a condition to, the consolidation or merger of the Company with or into another corporation (other than a merger in which the corporation is the continuing corporation and which does not result in any reclassification of outstanding shares of Class A Common Stock or Class B Common Stock), each share of Class B Common Stock shall be convertible or exchangeable into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Class A Common Stock of the Company into which such shares of Class B Common Stock were convertible immediately prior to such reorganization, reclassification, consolidation or merger; and, in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this paragraph with respect to the rights and interests thereafter of the holders of Class B Common Stock to the end that the provisions set forth in this paragraph (including provisions with respect to the conversion rate) shall thereafter be applicable, as nearly as they reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of Class B Common Stock.

      The shares of Class B Common Stock which are converted into shares of Class A Common Stock as provided herein shall not be reissued.

      The Company will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock or its treasury shares, solely for the purpose of issue upon conversion of the Class B Common Stock as provided above, such number of Class A Common Stock as shall then be issuable upon the conversion of all then outstanding shares of Class B Common Stock (assuming that all such shares of Class B Common Stock are held by persons entitled to convert such shares into Class A Common Stock).

      The issuance of certificates for Class A Common Stock upon the conversion of Class B Common Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Company in connection with such conversion and the related issuance of Class A Common Stock. The Company will not close its books against the transfer of Class B Common Stock or Class A Common Stock issued or issuable upon the conversion of Class B Common Stock in any manner which would interfere with the timely conversion of Class B Common Stock.

LIQUIDATION RIGHTS

      Subject to the liquidation preferences which inure to the shares of the Series A Preferred Stock (see "Investment from Westar Capital, Inc."), in the event any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Class A Common

Stock and Class B Common Stock shall be entitled to share ratably, according to the number of shares of Class A Common Stock or Class B Common Stock held by them, in the remaining assets of the Company available for distribution to its stockholders.

TRANSFERABILITY

      The Class A Common Stock and Class B Common Stock are freely transferable, and except for federal and state securities law restrictions on directors, officers and other affiliates of the Company and on persons holding "restricted" stock, Company stockholders will not be restricted in their ability to sell or transfer shares of Class A Common Stock or Class B Common Stock.

MERGERS AND CONSOLIDATIONS

      Each holder of Class A Common Stock and Class B Common Stock is entitled to receive the same per share consideration in a merger or consolidation of the Company (whether or not the Company is the surviving corporation), except that any securities issued in respect of the Class B Common Stock may have different or lesser voting rights than securities issued in respect of the Class A Common Stock.

PREEMPTIVE, SUBSCRIPTION AND REDEMPTION RIGHTS

      Neither the Class A Common Stock nor the Class B Common Stock carries any preemptive, subscription or redemption rights enabling a holder to subscribe for or receive shares of any class of stock of the Company or any other securities convertible into shares of any class of stock of the Company.

                          OUTSTANDING VOTING SECURITIES

      The Company is presently authorized to issue 100,000,000 shares of Class A Common Stock, par value $.001 per share, of which 6,496,804 shares were issued and outstanding as of September 30, 1997. The Company is presently authorized to issue 484,035 shares of Class B Common Stock, par value $.001 per share, of which 484,035 shares were issued and outstanding as of September 30, 1997.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock as of September 30, 1997 by the executive officers and directors of the Company.

NAME OF BENEFICIAL                SHARES                PERCENTAGE OF
OWNER (1)                         BENEFICIALLY          OUTSTANDING
                                  OWNED                 VOTING SECURITIES (3)
--------------------------------------------------------------------------------

Richard Ginsburg (2)                629,246              9.01%

Harold Ginsburg(2)                1,403,533             20.11%

Sheilah Ginsburg(2)                 903,533             12.94%

Rhonda Ginsburg(2)                  629,245              9.01%

--------------------------------------------------------------------------------

(1) The address for each person listed in this table is c/o Guardian International, Inc., 3880 North 28 Terrace, Hollywood, Florida 33020-1118.

(2) Richard Ginsburg and Rhonda Ginsburg are siblings and are the children of Harold and Sheilah Ginsburg. Harold and Sheilah and are husband and wife, and each disclaims ownership of the other's shares.

(3) Percentage of outstanding voting securities assumes conversion of Class B Common Stock.

      The following table sets forth certain information regarding each person known to the Company other than the executive officers and directors of the Company (similar information regarding executive officers and directors is shown in the above table) who may be considered a beneficial owner of more than 5% of the outstanding shares of the Common Stock as of December 31, 1996.

NAME OF BENEFICIAL                  SHARES               PERCENTAGE OF
OWNER (1)                           BENEFICIALLY         OUTSTANDING
                                    OWNED                VOTING SECURITIES (2)
--------------------------------------------------------------------------------

Heller Financial, Inc. (1)          484,035              6.93% (2)

(1) The shares owned by Heller Financial, Inc. ("Heller") are Class B Common Stock, are nonvoting and are convertible at the option of the holder into an equal number of shares of Class A Common Stock, provided that any such conversion will not result in a violation of any applicable law, regulation, or other restriction. Heller is also entitled to receive an additional 150,000 shares of Class B Common Stock. See "Amendment to Authorize Issuance of Additional Class B Common Stock."

(2) Percentage of outstanding voting securities assumes conversion of Class B Common Stock.


                  USE OF PROCEEDS FROM THE WESTAR INVESTMENT

      The Company will use the proceeds from the investment by Westar primarily to reduce long-term debt. See "Investment from Westar Capital, Inc." The investment will provide the Company with the financial capability to borrow funds to make additional acquisitions in the electronic security industry. A small percentage of the proceeds will also be used for general corporate purposes.

                         INTERESTS OF CERTAIN PERSONS

      Pursuant to the Stockholders Agreement, the Majority Stockholders have the right to designate four of the eight members of the Board. Harold Ginsburg, Sheilah Ginsburg and Richard Ginsburg, who were members of the Board prior to the purchase of the Common Shares by Westar, have continued as members of the reconstituted Board after the purchase of the Common Shares. The fourth member of the Board nominated by the Majority Stockholders is Darius G. Nevin, Chief Financial Officer of the Company. Two Board seats are designated by Westar and the remaining two Board seats are designated mutually by Westar and the Majority Stockholders.

                               CHANGE OF CONTROL

      Prior to the issuance of the Common Shares, the Majority Stockholders held voting control of an excess of a majority of the shares of Class A Common Stock and could, therefore, without obtaining the affirmative vote of any other stockholders of the Company, effect action of the holders of Common Stock. The sale of the Common Shares to Westar pursuant to the Subscription Agreement resulted in the divestiture of this majority control from the Majority Stockholders, whose percentage ownership decreased from 54.88% to 39.63% of the issued and outstanding Class A Common Stock (not on a fully diluted basis). The sale of the Common Shares to Westar resulted in Westar's owning a total of 2,790,300 shares of Class A Common Stock, or approximately 31.01% of the issued and outstanding Class A Common Stock. Following issuance of the Common Shares to Westar, no single stockholder or group of stockholders had control of more than 50% of the outstanding voting securities of the Company. Upon consummation of the issuance and sale of the Preferred Shares to Westar on or about November 20, 1997, the percentage ownership of the Majority Stockholders will have decreased to 32.80% of the outstanding voting securities of the Company and the percentage ownership of Westar will have increased to 42.91% of the outstanding voting securities of the Company.

                        By Order of the Board of Directors

                        /s/ SHEILAH GINSBURG
                            --------------------------
                            Sheilah Ginsburg, Secretary

Hollywood, Florida
October 21, 1997

                           ATTACHMENT A

       CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

                   GUARDIAN INTERNATIONAL, INC.

       We the undersigned, Richard Ginsburg, President and Chief Executive Officer, and Sheilah Ginsburg, Secretary of Guardian International, Inc., a Nevada corporation (the "Corporation"), do hereby certify:

      That the Board of Directors of the Corporation at a meeting duly convened, held on the 14th day of October, 1997, adopted a resolution to amend the original articles as follows:

      RESOLVED, Article FOURTH is deleted in its entirety and the following is inserted in lieu thereof:

      "FOURTH.

      1. The amount of the total authorized capital stock of the Corporation is 131,000,000 shares, consisting of (i) 100,000,000 shares of 'Class A Voting Common Stock,' par value $.001 per share; (ii) 1,000,000 shares of 'Class B Nonvoting Common Stock,' par value $.001 per share; and (iii) 30,000,000 shares of Preferred Stock, par value $.001 per share.

      2.   CLASS B COMMON STOCK.

           Except as otherwise provided herein all shares of Class A Voting Common Stock and Class B Nonvoting Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

           (a) VOTING RIGHTS. The holders of Class A Voting Common Stock will be entitled to one (1) vote per share on all matters to be voted on by the Corporation's stockholders, and except as otherwise required by law, the holders of Class B Nonvoting Common Stock will have no right to vote their shares of Class B Nonvoting Common Stock on any matters to be voted on by the Corporation's stockholders.

           (b) DIVIDENDS. When and as dividends are declared thereon, whether payable in cash, property or securities of the Corporation, the holders of Class A Voting Common Stock and the holders of Class B Nonvoting Common Stock will be entitled to share ratably according to the number of shares of Class A Voting Common Stock or Class B Nonvoting Common Stock held by them, in such dividends; provided, that if dividends are declared which are payable in shares of Class A Voting Common Stock or Class B Nonvoting Common Stock, dividends will be declared which are payable at the same rate on both classes of common stock, and the dividends payable in shares of Class A Voting Common Stock to holders of Class A Voting

Common Stock, and the dividends payable in shares of Class B Nonvoting Common Stock will be payable to the holders of Class B Nonvoting Common Stock.

           (c) LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class A Voting Common Stock and Class B Nonvoting Common Stock shall be entitled to share ratably, according to the number of shares of Class A Voting Common Stock or Class B Nonvoting Common Stock held by them, in the remaining assets of the Corporation available for distribution to its stockholders.

           (d)  CONVERSION OF CLASS B NONVOTING COMMON STOCK.

                i. At any time and from time to time, each record holder of Class B Nonvoting Common Stock will be entitled to convert any and all of the shares of such holder's Class B Nonvoting Common Stock into the same number of shares of Class A Voting Common Stock at holder's election, provided, that each holder of Class B Nonvoting Common Stock shall only be entitled to convert any share or shares of Class B Nonvoting Common Stock to the extent that after giving effect to such conversion such holder or its affiliates shall not directly or indirectly, own, control or have power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its affiliates are permitted to own, control or have power to vote under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such holder and its affiliates.

                ii. Each conversion of shares of Class B Nonvoting Common Stock into shares of Class A Voting Common Stock will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Class B Nonvoting Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of Class B Nonvoting Common Stock represented by such certificate or certificates into Class A Voting Common Stock and a written undertaking that upon such conversion such holder and its affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holders and its affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, rule or other governmental requirement. Such conversion will be deemed to have been effected as of the close of business on the date on which certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Nonvoting Common Stock as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Voting Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class A Voting Common Stock represented thereby.

                iii. Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (x) the certificate or certificates for the Class A Voting Common Stock issuable upon such conversion and (y) a certificate representing any Class B Nonvoting Common Stock which was represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which was not converted.

                iv. If the Corporation in any manner subdivides or combines the outstanding shares of one class of either Class A Voting Common Stock or Class B Nonvoting Common Stock, the outstanding shares of the other class will be proportionately subdivided or combined.

                v. In the case of, and as a condition to, any capital reorganization of, or any reclassification of the capital stock of, the Corporation (other than a subdivision or combination of shares of Class A Voting Common Stock or Class B Nonvoting Common Stock into a greater or lesser number of shares (whether with or without par value) or a change in the par value of Class A Voting Common Stock or Class B Nonvoting Common Stock or from par value to no par value) or in the case of, and as a condition to, the consolidation or merger of the Corporation with or into another corporation (other than a merger in which the Corporation is the continuing corporation and which does not result in any reclassification of outstanding shares of Class A Voting Common Stock or Class B Nonvoting Common Stock), each share of Class B Nonvoting Common Stock shall be convertible into the number of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Class A Voting Common Stock of the Corporation into which such shares of Class B Nonvoting Common Stock were convertible immediately prior to such reorganization, reclassification, consolidation or merger; and, in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this paragraph with respect to the rights and interests thereafter of the holders of Class B Nonvoting Common Stock to the end that the provisions set forth in this paragraph (including provisions with respect to the conversion rate) shall thereafter be applicable, as nearly as they reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of the shares of Class B Nonvoting Common Stock.

                vi. The shares of Class B Nonvoting Common Stock which are converted into shares of Class A Voting Common Stock as provided herein shall not be reissued.

                vii. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Voting Common Stock or its treasury shares, solely for the purpose of issue upon conversion of the Class B Nonvoting Common Stock as provided above, such number of Class A Voting Common Stock as shall then be issuable upon the conversion of all then outstanding shares of Class B Nonvoting Common Stock (assuming that all such shares of Class B Nonvoting Common Stock are hold by persons entitled to convert such shares into Class A Voting Common Stock).

                viii. The issuances of certificates for Class A Voting Common Stock upon the conversion of Class B Nonvoting Common Stock will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Voting Common Stock. The Corporation will not close its books against the transfer of Class B Nonvoting Common Stock or Class A Voting Common Stock issued or issuable upon the conversion of Class B Nonvoting Common Stock in any manner which would interfere with the timely conversion of Class B Nonvoting Common Stock.

      3.   PREFERRED STOCK.

           (a) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

                i. DESIGNATION AND NUMBER. The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action by the Board of Directors;

                ii. DIVIDENDS. The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or noncumulative;

                iii. CONVERSION PRIVILEGES. The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes, or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

                iv. REDEMPTION. Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

                v. LIQUIDATION. The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up, of the Corporation;

                vi. SINKING FUND REQUIREMENTS. The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

                vii. VOTING RIGHTS. The voting powers, if any, of the holders, of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

           (b) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in paragraph 3(a) of this Article FOURTH and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to paragraph 3(a) of this Article FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

      4. Subject to the provisions of paragraphs 2 and 3, shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

      5. The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.";

      That the number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 6,496,804 shares; that the said change(s) and amendment have been consented to and approved by a majority of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                          /s/ RICHARD GINSBURG
                          ------------------------------
                          Richard Ginsburg, President
                             and Chief Executive Officer


                          /s/ SHEILAH GINSBURG
                          ------------------------------
                          Sheilah Ginsburg, Secretary



State of Florida        )
                        )ss
County of Broward       )

        On 20 Oct. 97, personally appeared before me, a Notary Public,
L. Marlene Crossley, who acknowledged that they executed the above instrument.
                                        /s/ L. MARLENE CROSSLEY
                                        --------------------------
                                        L. Marlene Crossley
(Notary Stamp or Seal)

                                  ATTACHMENT B

         CERTIFICATE OF THE DESIGNATIONS, VOTING POWERS, PREFERENCES AND
         RELATIVE, PARTICIPATING, OPTIONAL AND OTHER SPECIAL RIGHTS AND
        QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF PREFERRED STOCK OF
                          GUARDIAN INTERNATIONAL, INC.

      The undersigned hereby certify that they are the duly elected and acting President and Secretary of Guardian International, Inc., a Nevada corporation, (the "Company"), and pursuant to Nev. Rev. Stat. ss. 78.1955, DO HEREBY CERTIFY:

      That, pursuant to the authority conferred upon the Board of Directors of the Company (the "Board") by Article FOURTH of the Company's Articles of Incorporation (the "Articles"), the Board by unanimous written consent dated October 21, 1997 adopted the following resolutions:

            RESOLVED, that the amendments to Article FOURTH of the Articles to be filed with the Nevada Secretary of State on November __, 1997 to (a) authorize the Company to issue 30,000,000 shares of blank-check preferred stock, par value $.001 per share (the "Preferred Stock"), and (b) increase the number of authorized shares of Class B Nonvoting Common Stock of the Company, par value $.001 per share, from 484,035 shares to 1,000,000 shares are hereby approved; and further

            RESOLVED, that the Board hereby establishes and authorizes the issuance of a first series of the Preferred Stock and hereby fixes the number of shares to constitute the first series, the annual rate of dividends payable on such shares and the date from which dividends shall commence to accrue, the terms and conditions on which the shares may or shall be converted, as the case may be, and the voting rights and liquidation preferences of such shares, as follows:

            I.    DESIGNATION AND RANK.

                  The first series of Preferred Stock of the Company is
            designated "Series A 9 3/4% Convertible Cumulative Preferred Stock, par value $.001 per share" (the "Series A Preferred Stock"), and the number of shares which shall constitute such Series shall be 1,875,000 shares. All shares of Series A Preferred Stock shall rank equally and be identical in all respects. So long as the Series A Preferred Stock is outstanding, unless consented to by the affirmative vote of 2/3 of the holders of the outstanding Series A Preferred Stock, the Company shall not issue additional securities of any kind, including shares of preferred stock of any class, (including without limitation additional shares of Series A Preferred Stock other than Dividend Preferred Shares) series or designation ranking in priority or in parity as to rights and preferences with the Series A Preferred Stock now or hereafter authorized.

            II.   DIVIDENDS.

                  The holders of the Series A Preferred Stock, in preference to the holders of Common Stock and any other class or classes of stock of the Company ranking junior in rights and preferences to the Series A Preferred Stock as to payment of dividends and other distributions, shall be entitled to receive, but only out of any funds legally available for the declaration of dividends, cumulative, preferential dividends at the annual rate of 9 3/4%, payable as follows:

                  (a) Series A Preferred Stock dividends (the "Dividends") shall commence to accrue on the shares of Preferred Stock and be cumulative from and after the date of issuance of such shares of Series A Preferred Stock and shall be deemed to accumulate and accrue from day to day thereafter.

                  (b) The Dividends shall be payable to the holders of the
            Series A Preferred Stock quarterly on the 1st day of January, April, July and November at the Company's option in cash or in additional shares of Series A Preferred Stock ("Dividend Preferred Shares") during the first two years after the date of issuance of such shares of Series A Preferred Stock. Thereafter, Dividends shall be paid quarterly on the 1st day of January, April, July and November in cash. Once issued, any Dividend Preferred Shares shall rank PARI PASSU and have all of the rights and privileges associated with all other shares of the Series A Preferred Stock.

            III.  REDEMPTION.

                  The Series A Preferred Stock shall not be redeemable by the
            Company.

            IV.   VOTING RIGHTS.

                  The holders of Series A Preferred Stock shall be entitled to vote with the Common Stock on all matters required or permitted to be submitted to the stockholders of the Company for their approval, but not as a separate class, except to the extent required by Nevada law, and shall have such other voting rights as specifically provided under Nevada law.

            V.    SPECIAL VOTING RIGHTS.

                  (a) ELECTION OF DIRECTORS. Notwithstanding the other provisions of this Section V, upon the occurrence of a Default Event

            (hereafter defined) and for the duration of the Default Period (hereafter defined) the holders of the Series A Preferred Stock, in addition to any other voting rights they may have herein or by law, shall be entitled to vote (voting as a class by a majority of the outstanding shares thereof) for the election to the Board of Directors of the smallest number of directors necessary to constitute at any given time a majority of the number of members of the Board of Directors, and should such percentage when applied to the number of the members of the Board of Directors result in a number that includes a fraction, then such number shall be increased to the next whole number. In addition, during the Default Period the holders of the Series A Preferred Stock shall be entitled to designate (voting as a class as aforesaid) the number of positions on the Board of Directors, which shall be the smallest number of directors necessary for the nominees of the holders of Series A Preferred Stock to constitute a majority of the full Board. In case the holders of the Series A Preferred Stock become entitled to exercise such special voting rights, they may call a special meeting of stockholders during the Default Period, in the manner provided herein or in the bylaws or otherwise as provided by law, for the purpose of increasing or decreasing the number of positions on the Board of Directors and electing such members to the Board of Directors. In addition, the holders of the Series A Preferred Stock shall have such special voting rights at any annual or regular meeting of stockholders (or any other special meeting not called by the holders of the Series A Preferred Stock) held during the Default Period. In lieu of the foregoing, the holders of the Series A Preferred Stock may take any of such actions by a written consent signed by the holders of at least a majority of the shares of the Series A Preferred Stock outstanding and entitled to vote thereon.

                  (b) REMOVAL; VACANCIES. During the Default Period, each
            director elected by the holders of the Series A Preferred Stock may be removed only by the vote of the holders of the majority of the outstanding shares of the Series A Preferred Stock, voting separately as a class, at a meeting of the stockholders, or of the holders of shares of the Series A Preferred Stock, called for that purpose. During the Default Period, any vacancy in the office of a director elected by the holders of the Series A Preferred Stock may be filled by a vote of the remaining directors then in office elected by the holders of the Series A Preferred Stock, or, if not so filled, by the holders of the Series A Preferred Stock at any meeting, annual or special, for the election of directors held thereafter. A special meeting of stockholders, or of the holders of shares of the Series A Preferred Stock, may be called for the purpose of filling any such vacancy. In the case of removal of any such director, the vacancy may be filled at the same meeting at which such removal shall be voted. Holders of the Series A Preferred Stock shall be entitled to notice of each meeting of stockholders at which they shall have any right to vote or notice of which is otherwise required by law. In lieu of the foregoing, the holders of the Series A Preferred Stock may take any of such action by a written consent signed by the holders of at least a majority of the shares of the Series A Preferred Stock outstanding and entitled to vote thereon.

                  (c) EXPIRATION OF RIGHT. Upon termination of the Default
            Period, the special voting rights of the holders of the Series A Preferred Stock provided hereunder shall be immediately divested, but always subject to the revesting of such right in the holders of the Series A Preferred Stock upon the occurrence of any subsequent Default Event. In the event that such rights of the holders of the Series A Preferred Stock shall cease as provided above, then the directors elected to the Board of Directors by the holders of the Series A Preferred Stock under this Section V shall be automatically removed from office, and their respective positions terminated and the number of positions on the Board of Directors reduced in accordance with such termination, without further action on the part of the holders of the Series A Preferred Stock, the holders of the Common Stock or the Board of Directors.

                  (d) DEFAULT EVENT. For purposes hereof, a "Default Event"
            occurs on the date that (i) the Company has failed to pay any four quarterly Dividends when due whether consecutive or not and (ii) such Dividends remain unpaid.

                  (e) DEFAULT PERIOD. For purposes hereof, "Default Period"
            means a period commencing on the date a Default Event occurs and ending upon the payment of the next quarterly Dividend in full and such cumulative Dividends in arrears in full, such that not more than three quarterly Dividends shall be in arrears.

            VI.   LIQUIDATION.

                  (a) The Series A Preferred Stock shall be preferred upon
            liquidation over the Common Stock and any other class or classes of stock of the Company ranking junior in rights and preferences to the Series A Preferred Stock upon liquidation. Holders of shares of Series A Preferred Stock shall be entitled to be paid, after full payment is made on any stock ranking prior to the Series A Preferred Stock as to rights and preferences (but before any distribution is made to the holders of the Common Stock and such junior stock) upon the voluntary or involuntary dissolution, liquidation or winding up of the Company (a "Liquidation").

                  (b) The amount payable on each share of Series A Preferred
            Stock in the event of Liquidation shall be $2.00 per share.

                  (c) Upon Liquidation, if the net assets of the Company are insufficient to permit the payment in full of the amounts to which the holders of all outstanding shares of Series A Preferred Stock are entitled as provided above, the entire net assets of the Company remaining (after full payment is made on any stock ranking prior to the Series A Preferred Stock as to rights and preferences) shall be distributed among the holders of Series A Preferred Stock in amounts proportionate to the full preferential amounts and holders of shares of preferred stock ranking in parity with the Series A Preferred Stock as to rights and preferences to which they are respectively entitled.

                  (d) For the purpose of this Section VI, the voluntary sale, lease, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all the Company's property or assets to, or its consolidation or merger with, one or more corporations shall not be deemed to be a Liquidation.

                  (e) Notwithstanding the foregoing, in the event that any
            holder of Series A Preferred Stock converts its Series A Preferred Stock to Common Stock pursuant to Section VII hereof, the right to preferential liquidation rights pursuant to this Section with respect to such converted Shares shall be immediately terminated.

            VII.  CONVERSION.

                  (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall be convertible at any time at the option of the holder thereof, upon surrender to the transfer agent for the Series A Preferred Stock or the Company of the certificate or certificates evidencing the shares so to be converted, into one fully paid and nonassessable share of Class A Common Stock of the Company, par value $.001 per share ("Class A Common Stock").

                  (b) Subject to the provisions for adjustment hereinafter set forth, the Series A Preferred Stock must be converted to Class A Common Stock:

                        (i) upon a secondary public offering by the Company of
            at least 2,500,000 shares of Class A Common Stock at not less than $2.00 per share; or

                        (ii) if, at any time after two years from the date of
            issuance of the Series A Preferred Stock, the Class A Common Stock trades above $3.00 per share for 20 consecutive trading days.

                  (c) The number of shares of Class A Common Stock into which an issued and outstanding share of Series A Preferred Stock is convertible shall be subject to adjustment from time to time only as follows:

                      (i) In the event that the Company shall at any time (A)
            declare a dividend on the Class A Common Stock in shares of its Class A Common Stock, (B) split or subdivide the outstanding Class A Common Stock or (C) combine the outstanding Class A Common Stock into a smaller number of shares, each share of Series A Preferred Stock outstanding at the time of the record date for such dividend or of the effective date of such split, subdivision or combination shall thereafter be convertible into the aggregate number of shares of Class A Common Stock which, if such share of Series A Preferred Stock had been converted immediately prior to such time, the holder of such share would have owned or have been entitled to receive by virtue of such dividend, subdivision or combination. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (ii) No adjustment in the number of shares of Class A
            Common Stock issuable upon conversion of a share of Series A Preferred Stock shall be required unless such adjustment would require an increase or decrease in the aggregate number of shares of Class A Common Stock so issuable of at least 100 shares; PROVIDED that any adjustments which by reason of this subsection VII(c)(ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
            Section VII(c) shall be made to the nearest cent, or to the nearest hundredth of a share, as the case may be.

                      (iii) In the event of any capital reorganization of the
            Company, or of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Class A Common Stock), or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each share of Series A Preferred Stock shall after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be convertible upon the terms and conditions specified in this Section VII, for the number of shares of stock or other securities or assets to which a holder of the number of shares of Class A Common Stock into which a share of Series A Preferred Stock is then convertible (at the time of such capital reorganization, reclassification of Class A Common Stock, consolidation, merger or sale) would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section VII with respect to the rights of conversion thereafter of the Series A Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the conversion of the Series A Preferred Stock. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume by written instrument, the obligation to deliver to the holder of each share of Series A Preferred Stock the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such holder may be entitled upon conversion of such Series A Preferred Stock and all other obligations of the Company under this Section VII, and effective provisions are made in the Articles or Certificate of Incorporation of such successor or transferee corporation providing for conversion privileges relating to the Series A Preferred Stock equivalent to those set forth in this Section VII.

                      (iv) If any question at any time arises with respect to
            the number of shares of Class A Common Stock into which a share of Series A Preferred Stock is convertible following any adjustment pursuant to this Section VII, such question shall be determined by agreement between the holders of a majority of the outstanding shares of Series A Preferred Stock and the Company or, in the absence of such an agreement by an independent investment banking firm or an independent appraiser (in either case the cost of which engagement will be borne by the Company) reasonably acceptable to the Company and the holders of a majority of outstanding shares of Series A Preferred Stock and such determination shall be binding upon the Company and the holders of the Series A Preferred Stock.

                      (v) Anything in this Section VII to the contrary
            notwithstanding, the Company shall be entitled to make such increases in the number of shares of Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock, in addition to those adjustments required by this Section VII, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Class A Common Stock, or any issuance wholly for cash of any shares of Class A Common Stock at less than the current market price, or any issuance wholly for cash of shares of Class A Common Stock or securities which by their terms are convertible into or exchangeable for shares of Class A Common Stock, or any issuance of rights, options or warrants referred to hereinabove in this Section VII, hereinafter made by the Company to the holders of its Class A Common Stock shall not be taxable to them.

                      (vi) Upon any adjustment of the number of the shares of
            Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock pursuant to this Section VII, the Company shall promptly but in any event within 20 days thereafter, cause to be given to each of the registered holders of the Series A Preferred Stock, at its address appearing on the Register for the Series A Preferred Stock by registered mail, postage prepaid, return receipt requested a certificate signed by its chairman, president or chief financial officer setting forth the number of shares of Class A Common Stock issuable upon conversion of shares of Series A Preferred Stock as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this resolution.

                      (vii) The Company will at all times have authorized, and
            reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue shares of Class A Common Stock upon the conversion of the Series A Preferred Stock, the number of shares of Class A Common Stock deliverable upon conversion of the Series A Preferred Stock.

                      (viii) The Company shall not be required to issue
            fractional shares of Class A Common Stock upon conversion of the Series A Preferred Stock but shall pay for any such fraction of a share an amount in cash equal to the current market price per share of Class A Common Stock of such share multiplied by such fraction.

                      (ix) The Company will pay all taxes attributable to the
            issuance of shares of Class A Common Stock upon conversion of shares of Series A Preferred Stock; PROVIDED that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any shares of Class A Common Stock in a name other than that of the registered holder of the Series A Preferred Stock surrendered for conversion, and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            VIII. NOTICES TO HOLDERS OF SERIES A PREFERRED STOCK.

                  In the event:

                  (a) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                  (b)   of Liquidation; or

                  (c) that the Company proposes to take any other action which would require an adjustment in the number of shares of Class A Common Stock or other securities or assets issuable upon conversion of shares of Series A Preferred Stock pursuant to Section VII;

            then the Company shall cause to be given to each of the registered holders of the Series A Preferred Stock at its address appearing on the Register for the Series A Preferred Stock, at least 20 calendar days prior to the applicable record date hereinafter specified, by registered mail, postage prepaid, return receipt requested, a written notice stating (i) the date as of which the holders of record of Common Stock entitled to participate in the event contemplated by clause (c) above are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer or Liquidation is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer or Liquidation. The failure to give the notice required by this Section VIII or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer or Liquidation, or the vote upon any action.

      IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed in its corporate name on this 21st day of October, 1997.

                              GUARDIAN INTERNATIONAL, INC.

                              By: /s/ RICHARD GINSBURG
                                  ------------------------------
                                  Richard Ginsburg, President and
                                     Chief Executive Officer

                              By: /s/ SHEILAH GINSBURG
                                  ------------------------------
                                  Sheilah Ginsburg, Secretary

STATE OF FLORIDA  )
                  )
COUNTY OF BROWARD )

      BEFORE ME, the undersigned authority, personally appeared RICHARD GINSBURG and SHEILAH GINSBURG, to me known to be the President and Chief Executive Officer and Secretary, respectively, of GUARDIAN INTERNATIONAL, INC., a Nevada corporation, who acknowledged before me that they have executed the foregoing Certificate in their respective capacity as officers of the said corporation for the reasons and purpose therein expressed, and that the statements contained in the said Certificate are true and correct.

      Sworn to and subscribed before me at Broward, Florida this 20 day of October, 1997.

                                             /s/ L. MARLENE CROSSLEY
                                             -----------------------
                                                 L. Marlene Crossley

(Notary Stamp or Seal)

                                  ATTACHMENT C

October 20, 1997


To the Special Independent Committee of the Board of Directors
Guardian International, Inc.
3880 North 28th Terrace
Hollywood, Florida 33020

Members of the Committee:

You have requested our opinion as to the fairness from a financial point of view to the shareholders of Guardian International, Inc. ("Guardian") of the terms and conditions of the proposed investment (the "Investment") by Westar Capital, Inc. ("Westar") in Guardian, pursuant to the Stock Subscription Agreement and Registration Rights Agreement (collectively, the "Agreement") dated as of October 14, 1997. Under the terms of the Agreement, Westar will purchase 2,500,000 shares of Guardian Class A Voting Common Stock, par value $.001 per share, (the "Common Stock") for $1.50 per share and 1,875,000 shares of Guardian Series A 9 3/4% Convertible Cumulative Preferred Stock (the "Preferred Stock") for $2.00 per share.

Raymond James and Associates, Inc. as part of its investment banking business engages in the valuation of securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporations for other purposes. In the ordinary course of our business as a broker/dealer we may from time to time purchase securities from and sell securities to Guardian and as a market maker in securities we may from time to time have a long or short position in and buy or sell equity securities of Guardian for our own account and for the accounts of our customers. To the extent we have any such positions as of the date of this letter, it has been disclosed to Guardian. We have acted exclusively for Guardian in rendering this fairness opinion, and for our services, including the rendering of this opinion, Guardian will pay us fees upon the issuance of this fairness opinion and the closing of the Investment. In addition, Guardian has agreed to indemnify us against certain liabilities arising out of our engagement.

In arriving at our opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Guardian, including, among other things, the following: (i) the Agreement dated October 14, 1997; (ii) certain audited and unaudited financial statements of Guardian and its subsidiaries; (iii) certain internal financial analyses, forecasts and projections for the Company and its subsidiaries prepared by management and (iv) certain other public available information on Guardian. Additionally, we have held discussions with certain members of the senior management of Guardian and its subsidiaries regarding the foregoing and regarding the past and current operations and the financial condition and prospects of the Company and have considered other matters which we have deemed relevant to our inquiry.

In conducting our investigation and analyses and in arriving at our opinion expressed herein, we have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant, including the review of (i) historical and projected revenues, operating earnings, net income and capitalization of Guardian and its subsidiaries and certain other publicly held companies engaged in the businesses we believe to be comparable to Guardian; (ii) the current financial position and operating results of the Company and its subsidiaries and forecasted results of such entities; (iii) the historical market prices and trading activities of Guardian's common stock; (iv) reported financial terms

Special Independent Committee of the Board of Directors
Guardian International, Inc.
October 20, 1997
Page 2

of transactions comparable to the Investment; (v) the general condition of the securities markets. We have also taken into account our assessment of general economic, market and financial conditions and our experience in securities valuation and our knowledge of the electronic protection industry generally. We have also assumed with your permission that Guardian, its subsidiaries and affiliates, are not party to any pending material transactions including, but not limited to, any external financings, recapitalizations, acquisitions or merger discussions, other than the Agreement. Our opinion is necessarily based upon conditions as they exist and can be evaluated only on the date hereof and the information made available to us through the date hereof and any change in such circumstances would require a re-evaluation of this opinion.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us by Guardian or publicly available, and we have not attempted independently to verify such information. We have relied upon the management of Guardian as to the reasonableness and achieveability of the financial and operating forecasts and projections (and the assumptions and bases therefor) provided or discussed with us, and we have assumed with your permission that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We have also relied upon Guardian to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. Finally, we express no opinion as to the underlying business decision of Guardian to effect the Investment, the availability or advisability of any alternatives to the Investment or the price at which Guardian common stock will trade subsequent to the effective time of the Investment.

It is understood that this letter is for the information of the Board of Directors of Guardian in evaluating the fairness of the proposed Investment. This letter does not constitute a recommendation of any type to any shareholder of Guardian and is not meant to be a recommendation of any type to any shareholder of Guardian and is not meant to be an indication of the price at which Guardian's stock will trade at any time. This opinion is not to be quoted or referred to, in whole or in part in any registration statement, prospectus or proxy statement, or any other document used in connection with the offering or sale of securities, nor shall this letter be used for any other purpose, without our prior written consent.

Based upon and subject to the foregoing, and as of the date of this letter, we are of the opinion that the Investment is fair, from a financial point of view, to the holders of Guardian Common Stock.

Sincerely,


/s/ JOHN L. FORNEY
----------------------
John L. Forney
Vice President
Raymond James & Associates, Inc.